SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K
                              --------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 6, 2000
                                                 ------------

                              ELAMEX, S.A. de C.V.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

         Mexico                        0-27992                 Not Applicable
----------------------------         ------------         ----------------------
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
     of Incorporation)               File Number)           Identification No.)

     Avenida Insurgentes No. 4145-B Ote.
         Cd. Juarez, Chihuahua Mexico                            C.P. 32340
         --------------------------                              ----------
          (Address of Principal                                  (Zip Code)
            Executive Offices)

Registrant's telephone number, including area code (915) 774-8252
                                                   --------------

--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 2. Acquisition or Disposition of Assets.

On May 23, 2000 Elamex, S.A. de C.V. closed the sale of its contract electronics manufacturing services (EMS) operations to Plexus Corp. of Neenah, Wis., which sale had been previously announced on March 30. Under the terms of the deal, Elamex will receive approximately $53.7 million in cash, subject to certain adjustments relating to the final determination of book value. The purchase price was based upon the EMS 1999 EBITDA, with a post closing adjustment for variation in book value once the financial statements of the sold business have been audited

The sold EMS operations were housed in two leased plants in Juarez, Mexico, and the lease contracts were for the buildings were transferred to Plexus as part of the transaction. These operations represented approximately $81 million in revenue in 1999 and include approximately 250,000 square feet manufacturing space.

Item 7. Financial Statements and Exhibits.

(a)   None

(b)   Pro forma financial information filed as part of this report:

The following unaudited pro forma consolidated financial statements reflect the pro forma results of the Company as if the transaction had been completed at an earlier date. For purposes of the Pro Forma Condensed Consolidated Statements of Earnings for the year ended December 31, 1999 and the thirteen week period ended March 31, 2000, the transaction was assumed to have occurred on January 1, 1999. For the Pro Forma Condensed Consolidated Balance Sheets as of March 31, 2000, the transaction was assumed to have occurred on March 31, 200. These statements should be read in conjunction with the unaudited consolidated financial statements and notes thereto included in the Company's Quarterly report on Form 10-Q for the period ended March 31, 2000 and the audited consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 1999. The pro forma information may not be indicative of what the financial condition or results of operations of the Company would have been had the sale been completed on the dates assumed, nor is such information necessarily indicative of the financial condition or results of future operations of the Company.


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

(1) Pro forma consolidated condensed statements of earnings (unaudited) for the year ended December 31, 1999:

                      ELAMEX, S.A. DE C.V. AND SUBSIDIARIES
             Pro Forma Consolidated Condensed Statements of Earnings
                          Year Ended December 31, 1999
            (In Thousands of U. S. Dollars, except per share amounts)

                                                          Pro forma Adjustments
                                                                (Unaudited)         Pro forma
                                            Historical     EMS (1)       Other     (Unaudited)
                                            ----------     -------       -----     -----------

Net sales                                   $ 160,050      $81,324                   $ 78,727
Cost of sales                                 145,262       75,160                     70,102
                                            ---------      -------     --------      --------

        Gross Profit                           14,789        6,164           --         8,624
                                            ---------      -------     --------      --------

Operating expenses:
     General and administrative                10,274        1,725           --         8,549
     Selling                                    1,838           --           --         1,838
     Research and development                   1,228           --           --         1,228
                                            ---------      -------     --------      --------
        Total operating expenses               13,340        1,725           --        11,615
                                            ---------      -------     --------      --------

        Operating income (loss)                 1,449        4,440           --        (2,991)
                                            ---------      -------     --------      --------

Other income (expense):
     Interest income                              623                  $  2,294(2       2,917
     Interest expense                          (1,375)                      446(3        (930)
     Other, net                                   397                        --           397
     Gain on sale of interest in
        consolidated subsidiaries and
        EMS operations                          2,627           --       23,919(4      26,545
                                            ---------      -------     --------      --------
        Total other income (expense)            2,272           --       26,659        28,931
                                            ---------      -------     --------      --------

        Income before income taxes and
        minority interest                       3,721        4,440       26,659        25,940

     Income tax provision                         245                     3,448(5       3,693
                                            ---------      -------     --------      --------

     Income before minority interest            3,475        4,440       23,211        22,247

     Minority interest                            860           --           --           860
                                            ---------      -------     --------      --------

        Net income                          $   4,336      $ 4,440     $ 23,211      $ 23,107
                                            =========      =======     ========      ========

Basic and diluted income per common
share                                       $   0.63                                 $   3.37
Weighted average shares outstanding
(Thousands)                                    6,866                                    6,866
                                            ========                                 ========

      1) To eliminate the historical results of operations of the EMS operation.
      2) To reflect additional interest income earned from the proceeds from the sale of the EMS operations.
      3) To reflect the reduction of interest expense resulting from pay down of debt from the proceeds from the sale of the EMS operations.
      4)    To reflect gain from the sale of EMS operations.
      5) To reflect the tax effects related to the elimination of the historical results of operations of the EMS operations and the tax effect of the Other pro forma adjustments.


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

(2) Pro forma consolidated condensed statements of operations (unaudited) for the thirteen week period ended March 31,2000:

                      ELAMEX, S.A. DE C.V. AND SUBSIDIARIES
            Pro Forma Consolidated Condensed Statements of Operations
                   Thirteen weeks period ended March 31, 2000
            (In Thousands of U. S. Dollars, except per share amounts)

                                                              Pro forma Adjustments
                                                                   (Unaudited)          Pro forma
                                              Historical      EMS (1)        Other     (Unaudited)
                                              ----------      -------        -----     -----------

Net sales                                       $ 51,426      $16,605                   $ 34,821
Cost of sales                                     48,677       15,989                     32,688
                                                --------      -------     ---------     --------

        Gross Profit                               2,749          616            --        2,133
                                                --------      -------     ---------     --------

Operating expenses:
     General and administrative                    2,669          400                      2,269
     Selling                                         525           --                        525
                                                --------      -------     ---------     --------
        Total operating expenses                   3,194          400            --        2,794
                                                --------      -------     ---------     --------

        Operating (loss) income                     (445)         216            --         (661)
                                                --------      -------     ---------     --------

Other income (expense):
     Interest income                                 112                        571(2        683
     Interest expense                               (958)                       258(3       (700)
     Other, net                                      539           --            --          539
     Gain on sale of interest in consolidated         --           --            --           --
                                                --------      -------     ---------     --------
        subsidiaries and EMS operations              (307)        --            829          522
                                                --------      -------     ---------     --------
                                                                               (307)          --

        (Loss) income before income taxes
        and minority interest                       (752)         216           829         (139)

     Income tax (benefit) provision                 (220)          --           313(4         93
                                                --------      -------     ---------     --------

     (Loss) income before minority interest         (532)         216           515         (233)

     Minority interest                               193           --            --          193
                                                --------      -------     ---------     --------

        Net (loss) income                       $   (339)     $   216     $     515     $    (40)
                                                ========      =======     =========     ========

Basic and diluted (loss) income per common
share                                           $  (0.05)                               $  (0.01)
Weighted average shares outstanding
(thousands)                                        6,866                                   6,866
                                                ========                                ========

      1) To eliminate the historical results of operations of the EMS operation.
      2) To reflect additional interest income earned from the proceeds from the sale of the EMS operations. To reflect the reduction of interest expense resulting from pay down of debt from the proceeds
      3) from the sale of EMS operations. To reflect the tax effects related to the elimination of the historical results of operations of
      4) the EMS operations and the tax effect of the Other pro forma adjustments

(3) Pro forma consolidated condensed balance sheets (unaudited) as of March 31, 2000:

                      ELAMEX, S.A. DE C.V. AND SUBSIDIARIES
      Pro Forma Consolidated Condensed Balance Sheets As of March 31, 2000
            (In Thousands of U. S. Dollars, except per share amounts)

                                                                   Pro forma Adjustments
                                                                        (Unaudited)            Pro forma
                                                   Historical      EMS (1)        Other       (Unaudited)
                                                   ----------      -------        -----       -----------
Assets
Current assets:
      Cash and cash equivalents                     $   8,917      $           $  38,616(2(3  $   47,533
      Receivables                                      34,916        9,772                        25,144
      Inventories, net                                 19,181       12,247                         6,934
      Refundable income taxes                           1,426                                      1,426
      Prepaid expenses                                  1,648           76                         1,572
                                                    ---------      -------     ---------      ----------
         Total current assets                          66,088       22,095        38,616          82,609

Property, plant and equipment, net                     56,738       11,768                        44,970
Goodwill                                                9,825                                      9,825
Other assets, net                                         553                                        553
                                                    ---------      -------     ---------      ----------
                                                       67,116       11,768            --          55,348

                                                    $ 133,204      $33,863     $  38,616      $  137,957
                                                    =========      =======     =========      ==========

Liabilities and Stockholders' Equity

Accounts payable                                    $  21,323      $ 4,192     $   3,540(4    $   20,671
Other current liabilities                              20,196        5,314            --          14,882
Long-term debt, excluding current portion              26,468                     (9,212)(3       17,256
Other long term liabilities                               642           --                           642
Minority interest                                       1,485           --            --           1,485

Stockholders' equity:
Common stock, 22,400,000 authorized,
                                                                                               7,400,000
      Shares issued and 6,866,100 outstanding          35,060                                     35,060

      Retained earnings                                30,548                    19,931(5         50,479

      Treasury stock                                   (2,518)                                    (2,518)
                                                    ---------      -------     ---------      ----------
         Total stockholders' equity                    63,090           --        19,931          83,021
                                                    ---------      -------     ---------      ----------

                                                    $ 133,204      $ 9,506     $  14,259      $  137,957
                                                    =========      =======     =========      ==========

      1)    To eliminate the assets and liabilities of the EMS operations.
      2) To reflect the cash proceeds of the sale of EMS operations of $38.6 million, net of tax payment of $3.4 million and escrow.
      3) To reflect use of proceeds from the sale of the EMS operations to pay down debt of $9.2 million.
      4)    To reflect transaction related expenses incurred
      5) Represents the gain, net of applicable income taxes, from the sale of the EMS operations and the transaction related expenses, net of applicable income taxes.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned; thereunto duly authorized, in Ciudad Juarez, Chihuahua, Mexico.

                                        ELAMEX, S.A.de C.V.


Date: June 6, 2000                      By: /s/ Hector Raynal
                                            -----------------
                                            Hector M. Raynal
                                            President and Chief
                                            Executive Officer
                                            (Duly Authorized Officer)


Date: June 6, 2000                      By: /s/ Daniel L. Johnson
                                            ---------------------
                                            Vice-President of Finance and
                                            Chief Financial Officer


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